POWER OF ATTORNEY

     I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BARBARA NOVAK, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements on Form S-8 registering under the Securities Act of 1933, as amended, securities to be sold under the ArvinMeritor, Inc. 2010 Long-Term Incentive Plan, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements.

Signature	Title	Date
Chairman of the Board, Chief Executive
/S/ Charles G. McClure, Jr.	Officer and President (principal	November 6, 2009
Charles G. McClure, Jr.	executive officer) and Director

/S/ Joseph B. Anderson, Jr.
Joseph B. Anderson, Jr.	Director	November 6, 2009

/s/ Rhonda L. Brooks
Rhonda L. Brooks	Director	November 6, 2009

/s/ David W. Devonshire
David W. Devonshire	Director	November 6, 2009

/s/ Ivor J. Evans
Ivor J. Evans	Director	November 6, 2009

/s/ Victoria B. Jackson
Victoria B. Jackson	Director	November 6, 2009

/s/ James E. Marley
James E. Marley	Director	November 6, 2009

/s/ William R. Newlin
William R. Newlin	Director	November 6, 2009

/s/ Steve G. Rothmeier
Steven G. Rothmeier	Director	November 6, 2009

/s/ Jeffrey A. Craig	Senior Vice President and
Jeffrey A. Craig	Chief Financial Officer	November 6, 2009
(principal financial officer)

* Note: signature of former controller redacted. Signature of current controller on following page.

POWER OF ATTORNEY

     I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BARBARA NOVAK, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements on Form S-8 registering under the Securities Act of 1933, as amended, securities to be sold under the ArvinMeritor, Inc. 2010 Long-Term Incentive Plan, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements.

Signature	Title	Date
/s/ Kevin Nowlan
Kevin Nowlan	Controller	January 11, 2011
(principal accounting officer)